EXHIBIT 1

      JOINT FILING AGREEMENT AMONG FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.,
        ORKNEY HOLDINGS, INC., ERIC F. BILLINGS, EMANUEL J. FRIEDMAN
                              AND W. RUSSELL RAMSEY

     WHEREAS, in accordance with Rule 13d-1(k) under the Securities and Exchange Act of 1934 (the "Act"), only one joint statement and any amendments thereto need to be filed whenever one or more persons are required to file such a statement or any amendments thereto pursuant to Section 13(d) of the Act with respect to the same securities, provided that said persons agree in writing that such statement or amendments thereto is filed on behalf of each of them;

     NOW, THEREFORE, the parties hereto agree as follows:

     FRIEDMAN, BILLINGS, RAMSEY GROUP, INC., ORKNEY HOLDINGS, INC., ERIC F. BILLINGS, EMANUEL J. FRIEDMAN AND W. RUSSELL RAMSEY hereby agree, in accordance with Rule 13d-1(k) under the Act, to file a statement on Schedule 13G relating to their ownership of Common Stock of the Issuer and do hereby further agree that said statement shall be filed on behalf of each of them. FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

Dated: July 11, 2001                  By: /s/ EMANUEL J. FRIEDMAN
                                      ---------------------------------
                                      Name:  Emanuel J. Friedman
                                      Title: Chairman


Dated: July 11, 2001                  ORKNEY HOLDINGS, INC.

                                      By:  /s/ KURT R. HARRINGTON
                                      ----------------------------------
                                      Name:  Kurt R. Harrington
                                      Title: President


Dated: July 11, 2001                  /s/ ERIC F. BILLINGS
                                      ----------------------------------
                                      Eric F. Billings

                                      /s/ EMANUEL J. FRIEDMAN
Dated: July 11, 2001                  ----------------------------------
                                      Emanuel J. Friedman

                                      /s/ W. RUSSELL RAMSEY
Dated: July 11, 2001                  ----------------------------------
                                      W. Russell Ramsey